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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 5, 2001


                               INAMED CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                         001-09741                 59-0920629
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(State or Other Juris-         (Commission File           (IRS Employer
diction of Incorporation)      Number)                   Identification No.)


5540 EKWILL STREET - SUITE D, SANTA BARBARA, CALIFORNIA           93111-2919
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number:   (805) 692-5400


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On June 5, 2001, Inamed Corporation (the "Registrant") issued a press release announcing that its BioEnterics Corp. subsidiary had received Premarket Approval clearance by the Food and Drug Administration for the LAP-BAND(R) Adjustable Gastric Banding System for the treatment of severe obesity. The Registrant's press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements
                  Not Applicable

(b)      Pro Forma Financial Information
                  Not Applicable

(c)      Exhibits

                  99.1     Press release dated June 5, 2001.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INAMED CORPORATION


Date:  June 6, 2001                   By:/s/ David E. Bamberger
                                         ---------------------------------------
                                         Name: David E. Bamberger
                                         Title: Senior Vice President, Secretary
                                                and General Counsel